============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                   FORM 8-K/A-2

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                -----------------

        Date of Report (Date of earliest event reported): March 14, 2005

                                -----------------


                               SECURED DATA, INC.
               (Exact name of registrant as specified in Charter)


            NEVADA                    000-32253               87-0650264
(State or other jurisdiction of  (Commission File No.)      (IRS Employee
 incorporation or organization)                           Identification No.)


                             16B/F Ruixin Road Bldg.
                               No. 25 Gaoxin Road
                          Xi An 710075 Shaanxi Province
                                      China
--------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)


                                (86) 29 8824 6358
--------------------------------------------------------------------------------
                            (Issuer Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

===============================================================================

ITEM 4.01.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

As approved by the Registrant's Board of Directors, on March 14, 2005, the accounting firm of Jimmy C. H. Cheung & Co., Certified ublic Accountants (a member of Kreston International), 304 Dominion Centre, 43 Queen's Road East, Hong Kong, was engaged to take over the audit responsibilities from Epstein Weber & Conover, PLC, certified public accountant; and Epstein Weber & Conover, PLC was dismissed on that same date.

During Registrant's two most recent fiscal years and any subsequent interim period prior to the engagement of Jimmy C. H. Cheung & Co., Certified Public Accountants, Registrant (or someone on its behalf) has not consulted with, Jimmy
C. H. Cheung & Co., Certified Public Accountants, or any other auditor, regarding any accounting or audit concerns, to include, but not by way of limitation, those stated in Item 304(a)(2) of Regulation S-B.

During Registrant's two most recent fiscal years and the subsequent interim period through the date of dismissal, Registrant has not had any disagreements with its former accountant, whether resolved or notresolved, on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to said accountants' satisfaction, would have caused it to make reference to the subject matter of the disagreements(s) in connection with its report.

During the Registrant's two most recent fiscal years, , Registrant had no recurring revenues from existing operations with losses from prior operations, a working capital deficit and an accumulated deficit that raised and resulted in the former accountants qualifying their opinion to indicate that this raised substantial doubt about Registrant's ability to continue as a going concern. Registrant's plans as to these matters were described in Note 1 to the financial statements and the consolidated financial statements did not include any adjustments that might result from the outcome of said uncertainty. The reports of the Registrant's former accountants relating to such periods do not include any adverse opinion or disclaimer of opinion, nor were such reports modified as to uncertainty, audit scope, or accounting principles.

Registrant has provided the information required to comply with Item 304(a)(3) of Regulation S-B as an exhibit to this Form 8-K/A

The Registrant provided Epstein Weber & Conover, PLC with a copy of this disclosure and requested that Epstein Weber & Conover, PLC furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Epstein Weber & Conover, PLC's letter of April 22, 2005, is filed as Exhibit 16 to this Current Report on Form 8-K/A.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number                             Description
-------                            -----------
Exhibit 16. Letter to the Securities and Exchange Commission from Epstein Weber & Conover, PLC, dated April 22, 2005.

                                   SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 20, 2005           SECURED DATA, INC.


                                /s/ Jing An Wang
                                -----------------------------
                                By: Jing An Wang
                                Its: Chief Executive Officer